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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                               ______________

                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     May 31, 1999
                                                -------------------------------

                             E*TRADE Group, Inc.
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             (Exact name of registrant as specified in charter)

           Delaware                   1-11921              94-2844166
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(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)        Identification No.)


Four Embarcadereo Place, 2400 Geng Road, Palo Alto, California      94303
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code    (650) 842-2500
                                                  -----------------------------

                               Not Applicable
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       (Former name or former address, if changed since last report.)
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ITEM 5  OTHER EVENTS
        ------------

          On May 31, 1999, E*TRADE Group, Inc. ("E*TRADE") entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with Telebanc Financial Corporation, a Delaware corporation ("Telebanc"), pursuant to which E*TRADE has agreed to acquire Telebanc. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference. The
                   -----------
acquisition is to be effected through the issuance of 2.1 shares, subject to adjustment, of E*TRADE common stock in exchange for each share of common stock of Telebanc outstanding immediately prior to the consummation of the transaction and the assumption of Telebanc's outstanding stock options based on such exchange ratio. It is expected that, after giving effect to the previously announced 2-for-1 stock split of Telebanc, the exchange ratio will be adjusted to 1.05. The transaction is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended. The purpose of the transaction is to extend E*TRADE's presence in the on-line financial services markets to include on-line banking services. The consummation of the transaction is subject to the satisfaction of certain conditions, including the approval of the Office of Thrift Supervision and shareholders of Telebanc and E*TRADE.

          In connection with the transaction, E*TRADE and Telebanc also entered into a Stock Option Agreement on May 31, 1999, pursuant to which Telebanc has agreed to issue and sell up to 3,369,881 newly-issued shares of its common stock to E*TRADE under certain circumstances. A copy of the Stock Option Agreement is attached hereto as Exhibit 10.1 and incorporated by reference. In addition, certain affiliates of Telebanc beneficially owning approximately
9.6% of the outstanding common stock of Telebanc have agreed to vote in favor of approval of the Transaction.

          A copy of the press release announcing the Merger Agreement with Telebanc is attached hereto as Exhibit 99.1 and incorporated herein by
reference.                     ------------


Item 7      FINANCIAL STATEMENTS AND EXHIBITS
------      ---------------------------------

     (c)  Exhibits.  The following documents are filed as exhibits to this
          --------   report:

          2.1 Agreement and Plan of Merger and Reorganization dated as of May 31, 1999 by and among E*TRADE Group, Inc., Turbo Acquisition Corporation and Telebanc Financial Corporation.

          10.1 Stock Option Agreement dated as of May 31, 1999 by and between E*TRADE Group, Inc. and Telebanc Financial Corporation.

                                       2
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         99.1    Press Release dated June 1, 1999.



                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    E*TRADE Group, Inc.


Date: June 9, 1999
                                    By: /s/ Thomas A. Bevilacqua
                                    ----------------------------
                                    Thomas A. Bevilacqua
                                    Executive Vice President

                                       3
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                                 EXHIBIT INDEX

          2.1 Agreement and Plan of Merger and Reorganization dated as of May 31, 1999 by and among E*TRADE Group, Inc., Turbo Acquisition Corporation and Telebanc Financial Corporation.

          10.1 Stock Option Agreement dated as of May 31, 1999 by and between E*TRADE Group, Inc. and Telebanc Financial Corporation.

         99.1    Press Release dated June 1, 1999.